UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)     March 3, 2005
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                        BNP RESIDENTIAL PROPERTIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

          Maryland                        1-9496                 56-1574675
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)
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       301 S. College Street, Suite 3850
           Charlotte, North Carolina                              28202
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    (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code     (704) 944-0100
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

         On March 3, 2005, BNP Residential Properties, Inc. issued a press release announcing the results of operations and financial condition of the company as of and for the quarter and year ended December 31, 2004. A copy of this press release is included as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits

(c)      Exhibits

99.1 Press Release, dated March 3, 2005, "BNP Residential Properties, Inc. Announces Fourth Quarter and 2004 Operating Results"







                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BNP Residential Properties, Inc.
                                  (Registrant)



March 4, 2005                     by:   /s/ Pamela B. Bruno
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                                  Pamela B. Bruno
                                  Vice President, Treasurer and
                                  Chief Accounting Officer